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                                                                    EXHIBIT 18.1
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Calamos Family of Funds(R)
                                                                                                            Application Form
Calamos Financial Services, Inc./(R)/                                                         --------------------------------------
1111 Each Warrenville Road                                                                                FOR OFFICE USE ONLY
Naperville, IL  60563-1493                                                                     Account #:
                                                                                                         --------------------------

                                                                                               Account Exec:
                                                                                                            -----------------------
                                                                                              --------------------------------------


(Print or Type)
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1  ACCOUNT REGISTRATION
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TYPE OF ACCOUNT   Choose only one type of account and complete the information requested.

[_] Individual                                                                                 |  |  |  | - |  |  | - |  |  |  |  |
    or Joint    --------------------------------------------------------------------------     ------------------------------------
                Owners:        First Name          Middle Initial        Last Name             Social Security Number

                                                                                               |  |  |  | - |  |  | - |  |  |  |  |
                --------------------------------------------------------------------------     ------------------------------------
                Joint Owners:  First Name          Middle Initial        Last Name             Social Security Number

                Unless otherwise indicated, each account with multiple owners is deemed to be held in joint tenancy with right of survivorship except where this form of ownership is not recognized under applicable law.

[_] Gift/Transfer
    To Minor    --------------------------------------------------------------------------     (Only one person allowed by law)
                Custodian's:   First Name          Middle Initial        Last Name

                as Custodian for:                                                              |  |  |  | - |  |  | - |  |  |  |  |
                --------------------------------------------------------------------------     ------------------------------------
                Minor's:       First Name          Middle Initial        Last Name             Social Security Number

                under the                                               Uniform Gifts/Transfers to Minors Act
                          ---------------------------------------------
                          State Where Minor, Donor or Custodian Resides

[_] TRUST       --------------------------------------------------------------------------     -----------------------------------
                Name of Trust Agreement                                                        Tax Identification Number

                --------------------------------------------------------------------------     -----------------------------------
                Trustee(s)                                                                     Date of Trust Agreement

[_] CORPORATION --------------------------------------------------------------------------     -----------------------------------
         OR     Name of Corporation or Other Entity                                            Tax Identification Number
   OTHER ENTITY TYPE:      [_] Corporation   [_] Partnership   [_] Other: (please specify)
                                                                                               -----------------------------------

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2  MAILING ADDRESS
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ADDRESS:        --------------------------------------------------------------------------     ------------------------------------
                Street                                                                         Business Telephone
                --------------------------------------------------------------------------     ------------------------------------
                           City                State            Zip                            Home Telephone
CITIZENSHIP:    [_] United States     [_] Resident Alien     [_] Non-Resident - Country:       ------------------------------------

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3  INITIAL INVESTMENT
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INVESTMENT:     Please indicate your choice of Fund(s) and the amount of initial investment:      Minimum Initial Investment: $500
                                                                                                      Subsequent Investments: $50
[_] CALAMOS Convertible Fund(R)        A shares $__________      [_] CALAMOS Strategic Income Fund(R)     A shares $ _____________
[_] CALAMOS Convertible Fund(R)        C shares $__________      [_] CALAMOS Strategic Income Fund(R)     C shares $ _____________

[_] CALAMOS Growth and Income Fund(R)  A shares $__________      [_] CALAMOS Growth Fund(R) A shares               $ _____________
[_] CALAMOS Growth and Income Fund(R)  C shares $__________      [_] CALAMOS Growth Fund(R) C shares               $ _____________

[_] CALAMOS Global Growth and Income Fund(R)  A shares $________ [_] Cash Account Trust (CAT):
[_] CALAMOS Global Growth and Income Fund(R)  C shares $________ [_]   Money Market Portfolio*                     $ _____________
                                                                       Government Securities Portfolio*            $ _____________
                                                                       Tax-Exempt Portfolio*                       $ _____________
                                                              *CAT minimum initial investment: $1000 Subsequent investments: $100

PURCHASE BY:            1. Check for $_____________________________ made payable to "CALAMOS Funds"
                  OR    2. Wire/Journal $____________________________ on __________________________ from _________________________

WIRE INSTRUCTIONS:      Call 1-800-823-7386 for wire Instructions.
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4  DIVIDEND AND CAPITAL GAINS
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DISTRIBUTIONS:  All distributions will be reinvested in additional shares unless the appropriate box(es) is completed below.

                [_] Please mail a check in the amount of each dividend.

                [_] Please mail a check in the amount of each capital gain distribution.
                Backup Withholding Exemption: The following trusts and organizations are exempt from backup withholding:
                corporations, financial institutions, 501(a) exempt organizations or an IRA, U.S. or foreign governments or agencies, state or political subdivisions, international organizations, U.S. registered securities or commodities dealers, real estate investment trusts, entities registered under the Investment Company Act of 1940, common trust fund (operated by a bank), and exempt charitable remainder trusts or non-exempt
                4947(a)(1) trusts. Individuals, joint tenants and minors are not exempt; however, they are not necessarily required to elect backup witholding.

                [_] If you are exempt, check this box.
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5  REDUCED SALES CHARGE (Class A Shares Only)
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LETTER OF       [_] I agree to the Statement of Intention and Escrow Agreement set forth in Section 8 of this application.
INTENT:             Although I am not obligated to do so, it is my intention to invest over a 13-month period from the date of original purchase of shares in the CALAMOS Strategic Income Fund(R), CALAMOS Convertible Fund(R),
                    CALAMOS Growth and Income Fund(R), CALAMOS Growth Fund(R), and/or the CALAMOS Global Growth and Income
                    Fund(R) (cross through the Funds that are not applicable) in an aggregate amount at least equal to:
                    [_] $50,000   [_] $100,000   [_] $250,000   [_] $500,000   [_]$1,000,000

RIGHTS OF       [_] I qualify for the cumulative quantity discount as outlined in the prospectus. My other accounts within
ACCUMULATION        the CALAMOS Family of Funds(R) are as follows:     Shareholder Registration              Account #

                    CALAMOS Convertible Fund(R)                      ________________________             ___________________

                    CALAMOS Growth and Income Fund(R)                ________________________             ___________________

                    CALAMOS Strategic Income Fund(R)                 ________________________             ___________________

                    CALAMOS Growth Fund(R)                           ________________________             ___________________

                    CALAMOS Global Growth Income Fund(R)             ________________________             ___________________
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6  DEALER/INVESTMENT ADVISER
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If your purchase of the Fund(s) was recommended by a dealer/adviser, please complete the following information. Note: Accurate completion of this section will expedite dealer concession.

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DEALER/ADVISER        _________________________________________________________________    _____________________________________
INFORMATION:          Dealer/Adviser                                                       Dealer Number

                      _________________________________________________________________    _____________________________________
                      Branch                                                               Branch Number

                      _________________________________________________________________    _____________________________________
                      Representative (First and Last Name)                                 Rep. Number

                      _________________________________________________________________    _____________________________________
                      Address                                                              Suite/Floor/Department

                      _________________________________________________________________    _____________________________________
                           City           State          Zip                               Branch Phone Number (Important)

NAV Sale:
(Non-Qualified Plan)  [_] Yes    [_] No  If yes, please complete NAV Authorization Form and submit with this application.
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7  SIGNATURE AND CERTIFICATION
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Notes:                Signature and Certification must be signed exactly as name(s) appear under Account Registration. If your account is the account of an individual, the individual should sign; if joint owners, all should sign; if a custodian for a minor, the custodian should sign; if a corporation or other organization, an officer should sign (indicating corporate office or title); if a trust or other fiduciary, the trustee or fiduciaries should sign (including capacity).

Certification:        I affirm that I have received a current prospectus of the Fund applied for and I agree to be bound by its terms. I certify that I have full authority and legal capacity to purchase shares of the Fund and to establish and use any related Privileges. I certify, under penalties of perjury, that (a) all information and certifications on the application are true and correct, including the Social Security or other tax identification number under Account Registration or, if none is shown, I certify that I have not been issued a number but have applied for one and (b) I am not subject to backup withholding as a result of a failure to report all interest or dividend income to the IRS. (Note: you must draw a line through clause (b) of the preceding sentence if the IRS has notified you that you are subject to backup withholding due to your failure to report such income.) I agree that the Fund and its transfer agent may redeem shares and retain the proceeds from any of my account(s) with the Fund up to a total of (a) any IRS penalties attributable to my failure to provide either the Fund or its transfer agent with correct and complete information requested by them and (b)
                      any tax not withheld from distributions to me which should have been withheld by them.
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
SIGNATURE(S):         _________________________________________________________________    _____________________________________
                      Individual Owner                                                     Date

                      _________________________________________________________________    _____________________________________
                      Joint Owner                                                          Date

                      _________________________________________________________________    _____________________________________
                      Custodian                                                            Date

                      _________________________________________________________________    _____________________________________
                      Officer, Trustee, etc.                                               Date

                      _________________________________________________________________
                      Title of Officer, Trustee, etc.
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8  LETTER OF INTENT PROVISIONS

LETTER OF INTENTION AND ESCROW AGREEMENT
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ESCROW                Out of the Shareholder's initial purchase (or subsequent purchases if necessary), five percent (5%) of the
PROVISIONS:           specified dollar amount of the Letter will be held in escrow by the Agent in the Shareholder's Account. All dividends and capital gains distributions on the escrowed shares will be paid directly to the Shareholder or credited to his or her Account.

COMPLETION:           When the Shareholder's total purchases made at offering prices pursuant to this Letter plus his or her
                      Accumulation Credit equal the amount specified on the face of this Letter, the escrowed shares will be released.

RETROACTIVE           If the Shareholder's total purchases through the Dealer pursuant to this Letter plus his or her Accumulation
PRICE                 Credit exceed the specified amount of this Letter and an equal amount which would qualify for a further
ADJUSTMENT:           quantity discount, a retroactive price adjustment will be made as of the expiration date of this Letter by the
                      Distributor and the Dealer for all purchases made pursuant to this Letter to reflect such further quantity discount. The resulting difference in offering price will be applied to the purchase of additional shares for the Shareholder's Account at the offering price then applicable to a single purchase of the dollar amount of his or her total purchases hereunder. As part of such adjustment, the Dealer shall return to the Distributor the excess of commission previously allowed or paid to the Dealer over that which would be applicable to the actual amount of the Shareholder's aggregate purchases. Such adjustment does not apply to the sales charge applicable to the shares valued in the Shareholder's Accumulation Credit. If at the time of such adjustment a broker/dealer other than the Dealer is purchasing shares for the Shareholder's Account, the adjustment will be made only with respect to those shares purchased through such broker/dealer.

NON-COMPLETION:       If total purchases pursuant to this Letter plus the Accumulation Credit are less than the specified amount of this Letter, the Shareholder agrees to remit to the Distributor an amount equal to the difference in the dollar amount of the sales charge actually paid and the amount of the sales charge which he or she would have paid on his or her aggregate purchases if the total of such purchases had been made at a single time. If the
                      Shareholder does not pay such difference in the sales charge within 20 days after written request by the
                      Dealer or by the Distributor, the Agent, upon instructions from the Distributor, will cause to be repurchased an appropriate number of the escrowed shares in order to realize such difference. Any escrowed shares remaining after remittance by the Shareholder or repurchased as provided in this Paragraph, together with any excess cash proceeds of the repurchased shares, will be credited to the Shareholder's Account.

ATTORNEY:             The Shareholder hereby irrevocably constitutes and appoints the Agent his or her agent and attorney to surrender for repurchase any of all escrowed shares with full power of substitution in the premises.

ACCEPTANCE:           This Letter is not effective until accepted by the Fund distributor.
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